UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities exchange act of 1934


Date of Report (Date of earliest event reported): June 27, 2000


                                BriteSmile, Inc.
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             (Exact name of registrant as specified in its charter)



                                      Utah

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         (State or other jurisdiction of incorporation or organization)


         0-17594                                   87-0410364
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  (Commission file number)             (I.R.S. Employer Identification No.)




   490 North Wiget Lane
   Walnut Creek, CA                                         94598
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (925) 941-6260



                                 Not Applicable

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          (Former name or former address, if changed since last report)



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Item 8.    Change in Fiscal Year

     Effective march 31, 2000, the Board of Directors of BriteSmile, Inc. has adopted a calendar year-end fiscal year. Commencing with the current fiscal year, the fiscal year end of the Company will be changed from March 31 of each year to the last Saturday closest to December 31. Each financial reporting quarter of the Company commencing April 2, 2000 will consist of 13 full weeks, the first two months of each quarter to end on the fourth Saturday of the month, and the third month of each quarter to end on the fifth Saturday of the month.

The Company will file an Annual Report on Form 10-KSB to cover the nine- month transition period from April 2, 2000 to December 30, 2000. Fiscal year 2001 will commence December 31, 2000 and end Saturday, December 29, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BriteSmile, Inc.


                          By:           /s/ Paul A. Boyer
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                                      Paul A. Boyer
                                      Chief Financial Officer


Date: June 27, 2000



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